Exhibit 2.8

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
FIRST AMENDMENT (this "Amendment"), dated as of May 14, 2024, to the Term Loan Credit Agreement, dated as of November 5, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") is entered into by and among Setanta Aircraft Leasing DAC, a designated activity company limited by shares incorporated under the laws of Ireland with registered number 696204 (the "Borrower"), AerCap Holdings N.V., a public company with limited liability incorporated under the laws of The Netherlands ("AerCap"), AerCap Ireland Limited, a private company limited by shares incorporated under the laws of Ireland with registered number 51950 ("AIL"), Setanta Aviation Holdings Limited, a private company limited by shares incorporated under the laws of Ireland under registered number 699395 (“Parent Holdco”), Culann Aircraft Leasing Limited, a private company limited by shares incorporated under the laws of Ireland with registered number 699414 ("Culann"), Dagda Aircraft Leasing Limited, a private company limited by shares incorporated under the laws of Ireland with registered number 699590 ("Dagda"), the Lenders party hereto, and Citibank, N.A., as Collateral Agent and Administrative Agent.
WHEREAS, the parties hereto (other than the New Lenders (as defined below)) are party to the Credit Agreement;
WHEREAS, the Credit Agreement was amended to effect the replacement of the LIBO Rate with Term SOFR pursuant to that certain Term SOFR Conforming Change Notice dated June 30, 2023, delivered by the Administrative Agent to the Borrower (a copy of which is attached hereto as Annex A);
WHEREAS, as of the date hereof, the aggregate outstanding principal amount of the Loans under the Credit Agreement is $2,000,000,000 and, as a condition precedent to the effectiveness of the amendments contemplated hereby pursuant to Section 4.04 below, the Borrower will make an optional prepayment of the Loans in the amount of $1,000,000,000 (the “Specified Prepayment” and, such prepaid Loans, the “Specified Prepaid Loans”) in accordance with the terms of this Amendment (including, in the case of Non-Consenting Lenders, pursuant to Section 9.06 of the Credit Agreement);
WHEREAS, the parties hereto, on and subject to the terms and conditions of this Amendment, desire to amend the Credit Agreement in certain respects as set forth herein;
WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment which is executing a counterpart of this Amendment (each, a "Consenting Lender") desires to consent to the amendments set forth herein and, in connection therewith, in respect of its Loans, has the choice to elect either (a) Option A (as defined below) or (b) Option B (as defined below);
WHEREAS, each Lender that does not desire to consent to the amendments set forth herein by executing a counterpart of this Amendment and electing Option A or Option B in accordance with the terms hereof (each, a "Non-Consenting Lender") wishes to cease to be a party to the Credit Agreement as a "Lender" thereunder, and the removal of such Non-Consenting Lenders shall be effectuated pursuant to the mechanisms set forth herein in accordance with Section 9.06 of the Credit Agreement;
WHEREAS, each Lender that is not a party to the Credit Agreement immediately prior to the effectiveness of this Amendment, and which is executing a counterpart of this Amendment (each, a "New Lender") wishes to consent to the amendments set forth herein and to become a party to the Credit Agreement and a Lender thereunder;
WHEREAS, subject to certain conditions, such amendments and modifications shall include the addition of a new term loan facility (the loans thereunder, the "New Loans"), which shall be composed of the proceeds of new advances used to replace the outstanding Loans and/or the conversion of outstanding Loans under the Credit Agreement (the "Existing Loans") to New Loans, in each case that will be governed by the terms of this Amendment and the Credit Agreement as amended hereby;
WHEREAS, the New Loans will have the same terms as the Existing Loans except as otherwise set forth herein;
WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment (each, an "Existing Lender") that is a Consenting Lender agrees to convert its Existing Loans to New Loans in a principal amount up to the aggregate outstanding principal amount of its Existing Loans if it has elected Option A (if any) (the “Continued Loans”), or agrees to make or purchase New Loans in a principal amount up to the aggregate outstanding principal amount of its Existing Loans if it has elected Option B, and further agrees to make or purchase any additional New Loans in an amount such Consenting Lender has separately agreed, in each case subject to the terms hereof; and
WHEREAS, each New Lender will make New Loans to Borrower on the Amendment Effective Date in the amount of its Commitment (as such term is defined herein after giving effect to the amendments hereby) subject to the terms hereof;
NOW, THEREFORE, the parties hereto agree as follows:
Section 1.Definitions. Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.
Section 2.Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
2.01General:
(a)references in the Loan Documents to "this Agreement" or the "Credit Agreement" or the like (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby;

(b)each Consenting Lender and each New Lender shall be deemed to be a "Lender" under and for all purposes of the Credit Agreement and the other Loan Documents, and each New Loan shall be deemed to be a "Loan" under and for all purposes of the Credit Agreement and the other Loan Documents (except as the context may otherwise require);
(c)notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments, in each case to the extent that such obligations by their express terms under the Credit Agreement survive a prepayment of the Loans, shall continue in full force and effect with respect to, and for the benefit of, each Existing Lender (including each Non-Consenting Lender) in respect of such Existing Lender's Existing Loans (including Specified Prepaid Loans), and the amounts due and owing to any Existing Lender that accrued prior to the Amendment Effective Date shall be such amounts as determined in accordance with the Credit Agreement as in effect prior to the Amendment Effective Date; provided that no payments under Section 2.08(n) of the Credit Agreement or other break funding payments shall be due or payable to any Existing Lender with respect to its Specified Prepaid Loans (in the case of any Consenting Lender) or the portion of any Existing Loans which is converted to New Loans pursuant to its election of Option A or equal to the amount of New Loans made or purchased by such Existing Lender pursuant to its election of Option B, and, for the avoidance of doubt, in no event is any Premium Amount with respect to the Existing Loans (including Specified Prepaid Loans) due and payable to any Existing Lender (whether a Consenting Lender or a Non-Consenting Lender);
(d)this Amendment shall additionally constitute a "Loan Document";
(e)each reference to CUSIP numbers shall be deemed to be a reference to the following CUSIP numbers: “Deal CUSIP Number: G8057JAA4, Facility CUSIP Number: G8057JAC0”;
(f)no prepayment notice shall be required in respect of the prepayments effected in accordance with this Amendment, other than this Amendment and any communications with the Existing Lenders in connection herewith (including the Memorandum). In addition, no Borrowing Request or Release Request, or other notice of borrowing or release request, shall be required in connection with any New Loan;
(g)each Consenting Lender's and New Lender's Commitment and Applicable Percentage with respect to the New Loans shall be as notified to them by Citibank, N.A. (or its affiliate) (the “Mandated Lead Arranger”). Each Consenting Lender's Commitment with respect to the New Loans shall be no greater than such Consenting Lender's Commitment was with respect to the Existing Loans unless otherwise agreed with the Mandated Lead Arranger, and each New Lender's Commitment shall be no greater than the amount agreed with the Mandated Lead Arranger; provided that the aggregate Commitments with respect to the New Loans shall be no greater than $1,000,000,000;
(h)all New Loans that are funded hereunder shall be deemed made immediately prior to the prepayment of any Loan (excluding the Specified Prepayment). Accordingly, in connection with the conversion and/or prepayment of Existing Loans, and funding of New Loans, contemplated hereby, at all times Obligations shall remain outstanding under the Credit Agreement and no discharge or release of the Secured Obligations nor of any Security Document shall occur as result hereof (except to the extent any release of Collateral is permitted pursuant to the Credit Agreement, and requested by an Obligor, in connection with the reduction in the aggregate outstanding principal amount of the Loans pursuant hereto by the Specified Prepayment); and

(i)the provisions of Section 9.03(b) of the Credit Agreement with respect to indemnification of each Arranger Entity (as defined prior to giving effect to the amendments on the Amendment Effective Date), to the extent that such obligations by their express terms under the Credit Agreement survive a prepayment of the Loans and to the extent such loss, claim, damage or liability arose prior to the Amendment Effective Date and relates to the Existing Loans, shall continue in full force and effect with respect to, and for the benefit of, each such Arranger Entity.
2.02Amended and Restated Definitions. Section 1.01 of the Credit Agreement shall be amended by amending and restating the following definitions in their entirety to read as follows:
"Applicable Margin" means 1.75% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 0.75 % per annum.

“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time. If the commitment of each Lender to make Loans has been terminated pursuant to Article 6 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage as of the First Amendment Effective Date of each Lender making New Loans on such date (including by way of conversion of its prior Loans) is as notified to such Lender in accordance with the First Amendment or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.
“Arranger Entity” means with respect to the New Loans, Citibank, N.A., Morgan Stanley Senor Funding, Inc., Wells Fargo Securities, LLC and each of their respective Affiliates.

“Benchmark” means, initially, Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(a).
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth below and in the order set forth below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
    (1) Daily Simple SOFR; and

    (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-

denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement pursuant to clause (2) of the definition of “Benchmark Replacement”, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar denominated syndicated credit facilities at such time.

“Commitment” means, as to each Lender, its obligation to make the Loans to the
Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount as notified to such Lender in accordance with the
First Amendment or in the Assignment and Assumption pursuant to which such
Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Fee Letter” means each of the letter agreement(s) dated on or about the First Amendment Effective Date, between AerCap and an Arranger Entity relating to the First Amendment.

“Floor” means a rate of interest equal to 0%.

"Loan Documents" means this Agreement, the First Amendment, each Obligor Assumption Agreement, the Security Documents and the Notes.
“Premium Amount” means, with respect to any principal amount being prepaid, an amount equal to (a) except as provided in clause (b) below, 1% of such principal amount being prepaid in the event that all or a portion of the Loans is, prior to the six-month anniversary of the First Amendment Effective Date, prepaid in connection with a Repricing Transaction or (b) $0.00 if (i) the date of such prepayment is on or after the six-month anniversary of the First Amendment Effective Date, or (ii) the date of such prepayment is prior to the six-month anniversary of the First Amendment Effective Date but (w) such prepayment is made in connection with an LTV Cure, other than an LTV Cure to the extent attributable to a Removal (other than as described in the following clause (x)) or to a Deemed Removal, where such Removal or a Deemed Removal is to effect a Repricing Transaction, (x) such prepayment is made as a result of an Event of Loss of a Pool Aircraft or as a result of an event described in the second proviso of Appraised Value (except a Deemed Removal) or a Specified Representation Deficiency, provided that such prepaid amount does not exceed an amount equal to the Appraised Value (determined without having regard to the event giving rise to the prepayment) of such Pool Aircraft, (y) pursuant to Section 9.06 (other than clause (iv) thereof) or (z) such prepayment is not in connection with a Repricing Transaction.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, the day that is two U.S. Government Securities Business Days preceding the date of such setting, and (2) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Term SOFR” means the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor or tenors has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be (or, as the case may be, will be interpolated using) the Term SOFR Reference Rate for the relevant tenor (or tenors, as the case may be) as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor (or tenors, as the case may be) was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and provided further that if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
2.03New Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order:
“Extending Lender” means “Consenting Lender”, as defined in the First Amendment.
"First Amendment" means First Amendment to Term Loan Credit Agreement, dated as of May 14, 2024, among, inter alios, the Borrower, Parent Holdco, each Subsidiary Holdco, the Lenders, the New Lenders, the Administrative Agent and the Collateral Agent.
"First Amendment Effective Date" means the "Amendment Effective Date", as defined in the First Amendment.
“New Lender” has the meaning set forth in the First Amendment.

    “New Loan” has the meaning set forth in the First Amendment.
2.04Other Amendments.
(a)The definition of “Adjusted Term SOFR” shall be deleted and any remaining references to “Adjusted Term SOFR” in the Credit Agreement shall be amended by replacing them with “Term SOFR”.
(b)The definitions of “Early Opt-in Election” and “Spread Adjustment” shall be deleted.
(c)Section 2.01 of the Credit Agreement shall be amended and restated as follows:
“Section 2.01. Commitment. (a) On the Effective Date, subject to the terms and conditions and relying on the representations and warranties set forth herein, each Lender as of such date agreed to make a Loan to the Borrower in a principal amount equal to its Commitment by transfer of such amount to the Administrative Agent as described in Section 2.03, subject to the terms of this Agreement as in effect as of such date. On the First Amendment Effective Date, subject to the terms and conditions and relying on the representations and warranties set forth herein and in the First Amendment, each Extending Lender and each New Lender agrees to make a New Loan to the Borrower in a principal amount equal to its Commitment (in the case of certain Extending Lenders, by converting its Existing Loans to New Loans, and in the case of certain Extending Lenders, by making or purchase of New Loans, in each case to the extent provided pursuant to the terms of the First Amendment). Other than as expressly provided in the First Amendment in connection with the transactions contemplated to occur on the First Amendment Effective Date, the Loans and the Commitments hereunder are not revolving and amounts repaid or prepaid may not be reborrowed.
(b)    Any undrawn portion of the Commitments shall automatically terminate immediately after the Borrowing on the New Loans (including by way of conversion of Existing Loans (as defined in the First Amendment) into New Loans) on the First Amendment Effective Date.”
(d)Each reference to "Effective Date" in Sections 2.02, 2.03, 2.05(d), 2.09(d), 3.10(c), of the Credit Agreement shall be deemed to mean the First Amendment Effective Date with respect to the New Loans, except that no Borrowing Request or Release Request shall be required and the Borrowing Date and Release Date for all New Loans shall be the First Amendment Effective Date and each Lender's Applicable Percentage of the New Loans shall be determined in accordance with the provisions of this Amendment.
(e)Section 2.03(c) of the Credit Agreement shall be amended and restated as follows:
“(c)    Notwithstanding the foregoing or any other provision of the Credit Agreement, but subject only to satisfaction of conditions precedent to the occurrence of the First Amendment Effective Date set forth in the First Amendment, on the First Amendment Effective Date, all of the proceeds of the New Loans shall be applied to prepay the Existing Loans (as defined in the First Amendment) and all Existing Loans that are not paid off shall be deemed converted to and continued as New Loans.”

(f)Section 2.09(e) of the Credit Agreement shall be amended by replacing clause (a) thereof with “[Reserved]”.
(g)Section 2.12 of the Credit Agreement shall be amended by replacing the heading of such section with the heading “Benchmark Replacement”, and by deleting the second sentence of Section 2.12(a).
(h)Section 3.04 of the Credit Agreement shall be amended and restated as follows:
“AerCap’s audited consolidated financial statements as at December 31, 2023, copies of which have been furnished to each Lender, have been prepared in accordance with GAAP and fairly present the financial condition of AerCap and its subsidiaries as at such date and the results of their operations for the period then ended.”
(i)Section 3.15 of the Credit Agreement shall be amended and restated as follows:
(j)"As of the First Amendment Effective Date (and as also reflected on AerCap’s consolidated balance sheet dated as of December 31, 2023, and confirmed by the Appraisals most recently delivered pursuant to this Agreement), the fair value of the assets of each of (x) AerCap and (y) Parent Holdco and its Subsidiaries taken as a whole, exceed their respective liabilities. As of the First Amendment Effective Date, neither the Transaction Parties taken as a whole nor AerCap nor the Borrower is or will be rendered insolvent as a result of the transactions contemplated by this Agreement and the other Loan Documents."
(k)Section 3.17 of the Credit Agreement shall be amended and restated as follows:
“Section 3.17. Description of Aircraft and Leases, Etc.
(a)Schedule 3.17(a) attached hereto, as amended from time to time pursuant to Section 2.10 and Section 5.09(a)(vii) hereof and pursuant to the First Amendment is a true and correct list of all PS Pool Aircraft and the country of registration of such PS Pool Aircraft.
(b)Schedule 3.17(b) attached hereto, as supplemented from time to time pursuant to Section 5.09(a)(vii) and pursuant to the First Amendment, is a true and correct list of all Leases (including, without limitation, any head leases) in effect with respect to the PS Pool Aircraft and the name and jurisdiction of organization or incorporation of the applicable Lessees.”
(l)Section 3.19 of the Credit Agreement shall be amended by replacing clause (a) thereof with “to refinance the Existing Loans (as defined in the First Amendment)”.
2.05Schedules. Schedules 3.17(a) and 3.17(b) of the Credit Agreement shall be amended by replacing such schedules with the corresponding schedules hereto.

Section 3.Representations and Warranties. The Borrower and each other Obligor represents and warrants to the Lenders that the representations and warranties of the Obligors contained in Article 3 of the Credit Agreement, as amended hereby, and contained in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.
Section 4.Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement contemplated hereby shall become effective as of May 14, 2024 (the "Amendment Effective Date"), upon the satisfaction of the following conditions precedent, provided that such conditions precedent are satisfied on or prior to the Amendment Effective Date:
4.01The Administrative Agent (or its counsel) shall have received the signature pages to this Amendment duly executed by each of the Borrower, AerCap, AIL, Dagda, Culann, the Consenting Lenders and each New Lender.
4.02The Administrative Agent shall have received favorable written opinion (addressed to each Lender Party and dated the Amendment Effective Date) of each of (i) Milbank LLP with respect to New York law, (ii) NautaDutilh with respect to Dutch law and (iii) McCann FitzGerald LLP with respect to Irish law, as to such matters as the Administrative Agent may reasonably request, dated as of the Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent.
4.03The representations and warranties of the Obligors contained in Article 3 of the Credit Agreement (as amended hereby) and contained in each other Loan Document shall be true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and an Officer’s Certificate of AerCap shall so certify on and as of the Amendment Effective Date to the Administrative Agent and the Lenders.
4.04The Administrative Agent shall have received evidence satisfactory to it that the outstanding principal amount of and interest on the Existing Loans (including the Specified Prepayment), and all other amounts owing under or in respect of, the Credit Agreement to any Non-Consenting Lender and to any Consenting Lender (to the extent such Consenting Lender's Commitment with respect to the New Loans shall be less than its Commitments in respect of the Existing Loans) shall have been (or shall simultaneously with the making of the New Loans be) paid to each such Non-Consenting Lender, in accordance with Section 9.06 of the Credit Agreement, and each such Consenting Lender; provided that the interest payments made on the next Payment Date shall take into account the payments made under this Section 4.04.
4.05The Administrative Agent shall have received evidence satisfactory to it that each Consenting Lender electing Option B shall have received (or shall simultaneously with the making of the New Loans receive), payment of an amount equal to the outstanding principal amount of and interest on its Existing Loans subject to Option B.
4.06The Borrower shall have on or prior to the Amendment Effective Date paid all other fees and other amounts due and payable by it to the Lender Parties or other Person under the Loan Documents, and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under any Loan Document or any other fees and other amounts due and payable as separately agreed between any Obligor and any Arranger Entity in respect of this Amendment.

4.07The Administrative Agent shall have received an LTV Certificate, dated as of the Amendment Effective Date based on the Appraisals most recently delivered pursuant to the Credit Agreement, and on the Amendment Effective Date (after giving effect to the prepayment of the Existing Loans, including the Specified Prepayment, and making of the New Loans pursuant hereto) the Loan-to-Value Ratio shall not exceed 75%.
4.08Each Lender who requests a Note and has returned its Note with respect to the Existing Loan (if any) to the Administrative Agent for cancellation (or the Administrative Agent, on behalf of each such Lender) shall have received a signed original of a Note with respect to its Loan, duly executed by the Borrower.
4.09Prior to the Amendment Effective Date, the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable "know-your-customer" and anti-money laundering rules and regulations, including the Patriot Act, as requested by such Lenders not less than three (3) Business Days prior to the Amendment Effective Date.
4.10On the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.
4.11The Administrative Agent shall have received such documents and certificates as it or its counsel may reasonably request relating to the organization, existence and, if applicable, good standing of each Obligor, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Obligors, the Loan Documents, the Collateral or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
4.12For purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Amendment shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto. The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Amendment Effective Date.
Section 5.Consent Options.
5.01As described in the memorandum for Lenders dated May 6, 2024 posted to Lenders in connection with this Amendment (the "Memorandum"), Consenting Lenders may elect either (a) a cashless roll as described in the Memorandum ("Option A") or (b) a cash roll as described in the Memorandum (the "Option B"). Election of either Option A or Option B shall be made by each Consenting Lender by indicating its election on the signature page hereto (a copy of which is attached to the Memorandum). Any Existing Lender executing a signature page hereto but not indicating its election on its signature page will be treated as a Non-Consenting Lender unless such Existing Lender otherwise indicates its election to the Mandated Lead Arranger to the Mandated Lead Arranger's satisfaction. By executing a signature page hereto, each Consenting Lender agrees to the procedures and terms set forth in the Memorandum.
5.02Each Consenting Lender electing Option B and each New Lender hereby irrevocably commits that it or its designee is an Eligible Assignee and that it shall make its New Loans and/or purchase and assume New Loans from Citibank, N.A. (the "Assignor") promptly after the prepayment of its Existing Loans, in an amount equal to the aggregate amount of the Existing Loans previously held by it (or such lesser amount determined by the Assignor), and shall promptly execute and deliver (or cause its designee to execute and deliver) one or more Assignment and Assumptions reflecting such purchase provided to it by the Assignor.
5.03For purposes of clarification with respect to Section 9.05(a)(iii)(A) of the Credit Agreement, the Borrower hereby consents to each Consenting Lender and each New Lender.
Section 6.Non-Consenting Lenders. Subject to payment of the amounts due and owing to them in accordance herewith, effective as of the Amendment Effective Date, each Non-Consenting Lender shall cease to be, and shall cease to have any of the rights and obligations of, a "Lender" under the Credit Agreement (except for those provisions that provide for their survival (including without limitation those provisions referred to in Section 9.07 of the Credit Agreement), which provisions shall survive and remain in full force and effect for the benefit of the Non-Consenting Lenders).
Section 7.Acknowledgement and Ratification. Each Obligor party hereto (on its behalf and on behalf of each other Obligor) hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this Amendment. The Borrower and each Obligor party hereto (on its behalf and on behalf of each other Obligor) hereby confirms that at all times Obligations remain outstanding under the Loan Documents and each Loan Document, as amended hereby, to which it is a party or otherwise bound and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent provided in accordance with the Loan Documents, as amended hereby, the payment and performance of all Obligations, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations. The Borrower and each Obligor hereby agrees and admits that as of the date hereof it has no defenses to or offsets against any of its obligations to the Administrative Agent, the Collateral Agent or any Lender under the Loan Documents. Each Obligor hereby ratifies and confirms its guaranty of the Guaranteed Obligations as set forth in Article 7 of the Credit Agreement, as amended hereby (and for the avoidance of doubt, including with respect to any Guaranteed Obligations arising prior to the Amendment Effective Date).
Section 8.Miscellaneous.
8.01Instruction to Agents; No Other Amendments; Governing Law. Each Lender by its signature hereto instructs the Administrative Agent and the Collateral Agent to execute this Amendment. Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This Amendment and any claim, controversy, dispute, proceeding or cause of action (whether in contract, tort or otherwise and whether at law or in equity) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
8.02Electronic Execution of Assignments and Certain Other Documents. The words "execute," "execution," "signed," "signature," and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and

National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
8.03Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and any separate letter agreements with respect to fees payable to the Agents, Lenders or any Arranger Entity constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first set forth above.

SIGNED and DELIVERED as a DEED
by Sean Forde
as attorney for
SETANTA AIRCRAFT LEASING DESIGNATED ACTIVITY COMPANY
/s/ Sean Forde
Attorney
in the presence of
/s/ Laura O’Sullivan
Name: Laura O’Sullivan
Address: Aviation House, Shannon, Co. Clare
Occupation: Administrator Corporate Secretary

First Amendment to Credit Agreement (Setanta)

SIGNED and DELIVERED as a DEED
by Sean Forde
as attorney for
SETANTA AVIATION HOLDINGS LIMITED
/s/ Sean Forde
Attorney
in the presence of
/s/ Laura O’Sullivan
Name: Laura O’Sullivan
Address: Aviation House, Shannon, Co. Clare
Occupation: Administrator Corporate Secretary

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

SIGNED and DELIVERED as a DEED
by Sean Forde
as attorney for
CULANN AIRCRAFT LEASING LIMITED
/s/ Sean Forde
Attorney
in the presence of
/s/ Laura O’Sullivan
Name: Laura O’Sullivan
Address: Aviation House, Shannon, Co. Clare
Occupation: Administrator Corporate Secretary

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

SIGNED and DELIVERED as a DEED
by Sean Forde
as attorney for
DAGDA AIRCRAFT LEASING LIMITED
/s/ Sean Forde
Attorney
in the presence of
/s/ Laura O’Sullivan
Name: Laura O’Sullivan
Address: Aviation House, Shannon, Co. Clare
Occupation: Administrator Corporate Secretary

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

SIGNED and DELIVERED as a DEED
by Sean Forde
as attorney for
AERCAP IRELAND LIMITED
/s/ Sean Forde
Attorney
in the presence of
/s/ Laura O’Sullivan
Name: Laura O’Sullivan
Address: Aviation House, Shannon, Co. Clare
Occupation: Administrator Corporate Secretary

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

AERCAP HOLDINGS N.V.
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CITIBANK, N.A., as Administrative Agent By: /s/ Albert P. Mari, Jr. Name: Albert P. Mari, Jr. Title: Senior Trust Officer
CITIBANK, N.A., as Collateral Agent By: /s/ Albert P. Mari, Jr. Name: Albert P. Mari, Jr. Title: Senior Trust Officer

#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

522 Funding CLO 2018-2(A), Ltd., as a Lender
By: MS 522 CLO CM LLC as its Collateral Manager
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

522 Funding CLO 2018-3(A), Ltd., as a Lender
By: MS 522 CLO CM LLC as its Collateral Manager
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

522 Funding CLO 2019-5, Ltd., as a Lender
By: Morgan Stanley Investment Management Inc. as its Investment Advisor
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

522 Funding CLO 2020-6, Ltd., as a Lender
By: MS 522 CLO CM LLC as its Collateral Manager
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

522 Funding CLO 2017-7, Ltd., as a Lender
By: MS 522 CLO CM LLC as its Collateral Manager
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

AB BSL CLO 4 Ltd., as a Lender
By:
By: /s/ Will Dugger
Name: Will Dugger
Title: Corporate Actions Analyst

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Accident Compensation Corporation, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ACIG Insurance Company, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Advanced Series Trust - AST Core Fixed Income Portfolio, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent
By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 10 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 11 LTD., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 12 Ltd, as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 13 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 14 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 16 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 17 Ltd., as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 19 LTD., as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 20 LTD., as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 21 Ltd., as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 22 LTD., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 23 LTD., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 24 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 25 LTD., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 28 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 3 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 5 Ltd., as a Lender
By: AGL Credit Management LP, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 6 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 7 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO 9 Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL CLO I Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL Core CLO 15 Ltd., as a Lender
By: AGL Credit Management LP, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

AGL Core CLO 2 Ltd., as a Lender
By: AGL Core Fund Vintage 2019-1, L.P., its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL Core CLO 27 Ltd., as a Lender
By: AGL Credit Management LP, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

AGL Core CLO 4 Ltd., as a Lender
By: AGL Core Fund Vintage 2020-1, L.P., its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

AGL Core CLO 8 Ltd., as a Lender
By: AGL Core Fund Vintage 2019-1, LP, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

AIA Investment Management Private Limited, as a Lender
By: BlackRock Financial Management, Inc the Investment Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Allegany Park CLO, Ltd., as a Lender
By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Ambac Assurance UK Limited, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Anne Arundel County, Maryland/Anne Arundel County Retirement & Pension System, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XI, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XII,, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XL Ltd, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XV, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XX, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XXII, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXIII, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXIX, as a Lender

By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XXV, as a Lender
By: Its Collateral Manager CVC Credit Partners
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XXVI, as a Lender

By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XXVII, as a Lender

By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXVIII, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXX, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXXI, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXXII, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXXIII, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXXIV, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXXIX, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

APIDOS CLO XXXV, as a Lender
By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXXVI, as a Lender
By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXXVII, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Apidos CLO XXXVIII, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Ashwin Nayak
Name: Ashwin Nayak
Title: VP

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ATLAS SENIOR LOAN FUND VII, LTD., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ATLAS SENIOR LOAN FUND X, LTD., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ATLAS SENIOR LOAN FUND XI, LTD., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ATLAS SENIOR LOAN FUND XII, LTD., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ATLAS SENIOR LOAN FUND XIII, LTD., as a Lender

By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ATLAS SENIOR LOAN FUND XIV, LTD., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ATLAS SENIOR LOAN FUND XV, LTD., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Atlas Senior Loan Fund XVI, Ltd., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Atlas Senior Loan Fund XVII, Ltd., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Atlas Senior Loan Fund XVIII, Ltd., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Atlas Senior Loan Fund XX, Ltd., as a Lender
By: Crescent Capital Group LP, its Collateral Manager
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Atlas Senior Loan Fund XXI, Ltd., as a Lender
By: Crescent Capital Group LP, its advisor
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Atlas Senior Loan Fund XXII, Ltd., as a Lender

By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

AZB Funding 11 Limited, as a Lender (type name of the legal entity)

By: /s/ Ryo Hoshi
Name: Ryo Hoshi
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bain Capital Credit CLO 2017-2, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager
By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bain Capital Credit CLO 2018-1, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager
By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bain Capital Credit CLO 2018-2, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager
By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BAIN CAPITAL CREDIT CLO 2019-2, LIMITED, as a Lender
By: Bain Capital Credit, LP as Portfolio Manager
By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bain Capital Credit CLO 2019-3, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Collateral Manager
By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bain Capital Credit CLO 2021-2, Limited, as a Lender

By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bain Capital Credit CLO 2021-6, Limited, as a Lender
By: BAIN CAPITAL CREDIT U.S. CLO MANAGER, LLC, as Portfolio Manager
By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bain Capital Credit CLO 2021-7, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC its Portfolio Manager
By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Baloise Senior Secured Loan Fund II, as a Lender
By: Bain Capital Credit, LP, as Sub Investment Manager
By: /s/ Sally Fassler Dornaus
Name: Sally Fassler Dornaus
Title: Partner/CFO

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO Ltd. 2015-I, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO Ltd. 2017-I, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO LTD. 2018-I, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO LTD. 2018-IV, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO Ltd. 2019-II, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO Ltd. 2021-I, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO Ltd. 2021-III, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO Ltd. 2022-I, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO Ltd. 2022-III, as a Lender
By Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Barings CLO Ltd. 2023-III, as a Lender
By: Barings LLC as Collateral Manager
By: /s/ Karl Hermann
Name: Karl Hermann
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Basswood Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bayer Corporation Defined Benefit Master Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bayerische Landesbank, as a Lender (type name of the legal entity)

By: /s/ Richard Lawrynowicz
Name: Richard Lawrynowicz
Title: Director

If a second signature is necessary:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

By: /s/ Erik Pilars de Pilar
Name: Erik Pilars de Pilar
Title: Senior Director

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BBH Trust – BBH Limited Duration Fund, as a Lender (type name of the legal entity)

By: /s/ Kevin Yakimowsky
Name: Kevin Yakimowsky
Title: Section Manager

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bear Mountain Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Beechwood Park CLO, Ltd., as a Lender
By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO IV, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO IX, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO V-B, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO VI-B, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO VIII, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO X, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XIV, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XIX, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XV, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XVI, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XVII, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XVIII, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XX, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XXI, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XXII, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XXIII, Ltd, as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XXIX, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XXV, Ltd, as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XXVI, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XXVIII, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Benefit Street Partners CLO XXXI, Ltd., as a Lender

By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bethpage Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bill and Melinda Gates Foundation Trust, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent
By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Birch Grove CLO 2 Ltd., as a Lender
by Birch Grove Capital LP as Collateral Manager
By: /s/ Todd Berry
Name: Todd Berry
Title: Chief Operating Officer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Birch Grove CLO 3 Ltd., as a Lender

By: /s/ Todd Berry
Name: Todd Berry
Title: Chief Operating Officer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Birch Grove CLO Ltd., as a Lender
by Birch Grove Capital LP as Collateral Manager
By: /s/ Todd Berry
Name: Todd Berry
Title: Chief Operating Officer

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Credit Allocation Income Trust, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Debt Strategies Fund, Inc., as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Dynamic High Income Portfolio of BlackRock Funds II, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Floating Rate Income Portfolio of BlackRock Funds V, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Floating Rate Income Strategies Fund, Inc., as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Floating Rate Income Trust, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Floating Rate Loan ETF, as a Lender
By BlackRock Fund Advisors, its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Global Investment Series: Income Strategies Portfolio, as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Income Fund of BlackRock Funds V, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Limited Duration Income Trust, as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BLACKROCK MANAGED INCOME FUND OF BLACKROCK FUNDS II, as a Lender
By: BlackRock Advisors LLC, its Investment Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlackRock Multi-Strategy Credit Master Fund Ltd., as a Lender
By BlackRock Financial Management Inc. Its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Blackrock Private Investments Fund, as a Lender
By: BlackRock Investment Advisors, LLC, its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO 2014-2 Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO 2015-3 Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO 2015-4 Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO 2016-2 Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO 2016-3 Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO 2018-1 Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO 2018-2 Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO 2018-3 Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXII Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXIII Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXIV Ltd., as a Lender
By: Assured Investment Management LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXIX Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXV, Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXVI Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXVIII Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXX Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXXI Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXXII Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXXIII Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXXIV Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain CLO XXXV Ltd., as a Lender
By: Sound Point Luna LLC as Portfolio Manager By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain Fuji US CLO II Ltd., as a Lender
By: BlueMountain Fuji Management, LLC, acting through its Series Portfolio Manager By: Sound Point Luna LLC as Sub-Advisor; By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain Fuji US CLO III Ltd., as a Lender
By: BlueMountain Fuji Management, LLC, acting through its Series Portfolio Manager By: Sound Point Luna LLC as Sub-Advisor; By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain Fuji US CLO I Ltd., as a Lender
By: BlueMountain Fuji Management, LLC, acting through its Series Portfolio Manager By: Sound Point Luna LLC as Sub-Advisor; By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BlueMountain Fuji US CLO I Ltd., as a Lender
By: BlueMountain Fuji Management, LLC, acting through its Series Portfolio Manager By: Sound Point Luna LLC as Sub-Advisor; By: Sound Point Capital Management, LP as Sole Member
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Boston Retirement System, as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

BOYCE PARK CLO, LTD., as a Lender
By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Bridge Builder Core Plus Bond Fund, as a Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bridge Street CLO I Ltd., as a Lender (type name of the legal entity)

By: /s/ James Holley
Name: James Holley
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bridge Street CLO II Ltd., as a Lender (type name of the legal entity)

By: /s/ James Holley
Name: James Holley
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bridge Street CLO III Ltd., as a Lender (type name of the legal entity)

By: /s/ James Holley
Name: James Holley
Title: Managing Director

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Brighthouse Life Insurance Company, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Brighthouse Life Insurance Company, as a Lender
By: MetLife Investment Management, LLC, its Investment Manager
By: /s/ Shane O'Driscoll
Name: Shane O'Driscoll
Title: Director

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Bristol Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Buttermilk Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon Capital CLO 2012-1 R, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon Capital CLO 2014-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon Capital CLO 2021-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon Capital CLO 2021-2, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2016-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2016-2, Ltd., as a Lender
BY: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2017-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2018-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2019-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2019-2, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2020-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2020-2, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2020-3, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2021-3, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2021-4, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Canyon CLO 2022-1, Ltd., as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager
By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CarVal CLO I, Ltd., as a Lender
by: CarVal CLO Management, LLC its-attorney-in-fact
By: /s/ David Short
Name: David Short
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CarVal CLO II, Ltd., as a Lender
by: CarVal CLO Management, LLC its-attorney-in-fact
By: /s/ David Short
Name: David Short
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Cayuga Park CLO, Ltd., as a Lender
By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CFG Pension Plan, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CFIP CLO 2021-1, Ltd., as a Lender
By: CFI Partners, LLC, as Collateral Manager for CFIP CLO 2021-1, Ltd.
By: /s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Chenango Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Falcon 2020 Ltd, as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2013-I, Ltd., as a Lender
By: CIFC VS MANAGEMENT LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2013-II, Ltd., as a Lender
By: CIFC VS Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2013-III-R Ltd., as a Lender
By: CIFC VS Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2013-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2014, Ltd., as a Lender
By: CIFC CLO Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2014-III, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2014-II-R, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2014-V, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2015-I, Ltd., as a Lender
By: CIFC VS MANAGEMENT LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2015-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2016-I, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2017-II, Ltd., as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2017-IV, Ltd., as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2017-V, Ltd., as a Lender
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2018-I, Ltd., as a Lender
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2018-II, Ltd., as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2018-III, Ltd., as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2018-IV, Ltd., as a Lender
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2018-V, Ltd., as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2019-I, Ltd., as a Lender
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2019-II, Ltd., as a Lender
BY: CIFC CLO MANAGEMENT II LLC, AS COLLATERAL MANAGER BY AND ON BEHALF OF EACH OF ITS SERIES, SERIES M-1, SERIES O-1, AND SERIES R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2019-III, Ltd., as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2019-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2019-V, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2020-III, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2020-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2021-I, Ltd, as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2021-II Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2021-III, Ltd, as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2021-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2021-V, Ltd, as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2021-VII Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2022-I Ltd, as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2022-II LTD, as a Lender
By: CIFC Asset Management LLC, as Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CIFC Funding 2022-III, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Matthew Gruppo
Name: Matthew Gruppo
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Cirrus Funding 2018-1, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CITIBANK, NA, as a Lender (type name of the legal entity)

By: /s/ Mikhail Roudnev
Name: Mikhail Roudnev
Title: Vice President

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Citizens Insurance Company of America, as a Lender
by Wellington Management Company
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Civil Aviation Authority Pension Scheme, as a Lender
By: BlackRock Financial Management, Inc., as agent for and on behalf of BlackRock Investment Management (UK) Limited as Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Clover CLO 2018-1, LLC, as a Lender
By: Clover Credit Management, LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Clover CLO 2019-1, LLC, as a Lender
By: Clover Credit Management, LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Clover CLO 2019-2, LLC, as a Lender
By: Clover Credit Management, LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Clover CLO 2020-1, LLC, as a Lender
By: Clover Credit Management, LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Clover CLO 2021-1, LLC, as a Lender
By: Clover Credit Management, LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Clover CLO 2021-2, LLC, as a Lender
By: Clover Credit Management, LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Clover CLO 2021-3, LLC, as a Lender
By: Clover Credit Management, LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

CMA Impact Inc., as a Lender
by Wellington Management Company, LLP as its Investment Adviser
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Container Royalty Central Collection Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Cook Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Corsair Funding II Ltd., as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager
By: /s/ Beeva Shrestha
Name: Beeva Shrestha
Title: Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Crescent Capital High Income Fund B L.P., as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Crescent Senior Secured Floating Rate Loan Fund, LLC, as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Danby Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Davis Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Delaware Group Income Funds - Delaware Floating as a Lender

By: /s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Delaware Life Insurance Company, as a Lender

By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Delaware Pooled Trust- Delaware Global Listed Real Assets Funds, as a Lender

By: /s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Deltastar Investment Pte Ltd, as a Lender

By: /s/ Tze Meng Toh
Name: Tze Meng Toh
Title: Senior Vice President

If a second signature is necessary:

By: /s/ Hai Jong Chew
Name: Hai Jong Chew
Title: Senior Vice President

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dewolf Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Diameter Capital CLO 1 Ltd., as a Lender
By: Diameter CLO Advisors LLC, its Collateral Manager
By: /s/ Jhoanna Martinez
Name: Jhoanna Martinez
Title: Operations Manager

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Diameter Capital CLO 2 Ltd, as a Lender
By: Diameter CLO Advisors LLC, its Collateral Manager
By: /s/ Jhoanna Martinez
Name: Jhoanna Martinez
Title: Operations Manager

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Diameter Capital CLO 3 Ltd, as a Lender
By: Diameter CLO Advisors LLC, its Collateral Manager
By: /s/ Jhoanna Martinez
Name: Jhoanna Martinez
Title: Operations Manager

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

DoubleLine Capital LP as Collateral Manager to: Parallel 2021-2 Ltd., as a Lender
By: Diameter CLO Advisors LLC, its Collateral Manager
By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

DoubleLine Capital LP as Sub-Advisor to: SPDR DoubleLine Short Duration Total Return Tactical ETF, as a Lender
By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE, as a Lender
By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 109 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 119 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 30 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 37 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 38 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 40 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 41 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 42 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 45 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 49 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 50 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 58 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 60 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 61 CLO, Ltd., as a Lender
By: PGIM, Inc., as Portfolio Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 64 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 65 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 70 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 76 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 78 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 80 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 83 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 86 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 92 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 94 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Dryden 95 CLO, Ltd., as a Lender
By: PGIM, Inc., as Collateral Manager By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

DRYDEN 97 CLO, LTD., as a Lender
By: PGIM, Inc., as Collateral By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Vice President

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

DTE Energy Company Affiliates Employee Benefit Plans Master Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Eaton Vance CLO 2013-1 LTD., as a Lender
BY: Eaton Vance Management Portfolio Manager
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Eaton Vance CLO 2014-1R, Ltd., as a Lender
By: Eaton Vance Management As Investment Advisor
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Eaton Vance CLO 2015-1 Ltd., as a Lender
BY: Eaton Vance Management Portfolio Manager
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Eaton Vance CLO 2019-1, Ltd., as a Lender
By: Eaton Vance Management As Investment Advisor
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Eaton Vance CLO 2020-1 Ltd., as a Lender
By: Eaton Vance Management As Investment Advisor
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Eaton Vance CLO 2020-2, Ltd., as a Lender
BY: Eaton Vance Management Portfolio Manager
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Eaton Vance US Senior BL Fund 2018, as a Lender
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 14 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 15 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 16 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 17 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 18 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 19 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 20 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 21 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 22 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 23 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 25 Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO I, Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO II, Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO III, Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO IV, Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO IX, Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO V Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO VI, Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO VII Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO VIII, Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO X, Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO XI, Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO XII, Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Elmwood CLO 24 Ltd, as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Emerson Electric Co. Retirement Master Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Fidante Partners Limited as Trustee of Ares Global Credit Income Fund, as a Lender
By: Ares Management LLC, as Sub Advisor
By: /s/ Joanne HansonBonney
Name: Joanne HansonBonney
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Fidelity Rutland Square Trust II: Strategic Advisers Core Income Fund, as a Lender
By: TCW Investment Management Company, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Fillmore Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

First American Title Insurance Company, as a Lender
by Wellington Management Company LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

First Trust TCW Opportunistic Fixed Income ETF, as a Lender
By: TCW Investment Management Company, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Flushing Bank, as a Lender (type name of the legal entity)

By: /s/ Dahianara Villacres
Name: Dahianara Villacres
Title: VP, Credit Relationship Manager

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Franklin Western Asset Core Plus Bond Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

GALLATIN CLO X 2023-1, LTD., as a Lender
By: Aquarian Credit Partners LLC as its Collateral Administrator
By: /s/ Jeff Byrne
Name: Jeff Byrne
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

General Motors Hourly-Rate Employes Pension Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

GILBERT PARK CLO, LTD., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

GMAM Group Pension Trust II, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Goldman Sachs Bank USA as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Partner Reinsurance Company of the U.S. By: Goldman Sachs Asset Management, solely in its capacity as Advisor, and not as Principal, as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Goldman Sachs Lux Investment Funds II for the benefit of Goldman Sachs Global Senior Loans (Lux) By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Goldman Sachs Lux Investment Funds II for the benefit of Goldman Sachs Global Senior Loans (Lux) By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Greenwood Park CLO Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Greyhound Lines, Inc. - Amalgamated Transit Union National Local 1700 Retirement & Disability Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Hand Composite Employee Benefit Trust - WA Core Plus Bond CIF, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Harbor Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Harriman Park CLO, Ltd., as a Lender
By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Hartford Multi-Asset Income Fund, as a Lender
By: Wellington Management Company LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Hayfin Kingsland IX, Ltd., as a Lender
By: Hayfin Capital Management LLC as Manager
By: /s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Hayfin Kingsland VIII, Ltd., as a Lender

By: /s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Hayfin Kingsland X, Ltd., as a Lender
By: Hayfin Capital Management LLC as Manager
By: /s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Hayfin Kingsland XI, Ltd., as a Lender
By: Hayfin Capital Management LLC as Manager
By: /s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Hayfin US XII, Ltd., as a Lender
By: Hayfin Capital Management, LLC as Manager
By: /s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Hayfin US XIV, Ltd., as a Lender
By: Hayfin Capital Management, LLC as Manager
By: /s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

HP Inc. Master Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

IBM Personal Pension Plan Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG Rhinebeck CLO 2021-4, Ltd, as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2014-1, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2014-2, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2014-3, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2015-2R, Ltd, as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2016-1, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2017-1, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2018-1, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2018-2, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2018-2, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2020-1, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2021-1, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2021-2, Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2021-3, Ltd, as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ICG US CLO 2022-1(i), Ltd., as a Lender

By: /s/ David Saitowitz
Name: David Saitowitz
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Incarnate Word Religious and Charitable Trust, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Indiana University, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

IOOF Investment Services Ltd as Trustee for IOOF INCOME TRUST, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Jamestown CLO IX Ltd., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

JAMESTOWN CLO XI LTD., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Jamestown CLO XII Ltd., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Jamestown CLO XIV Ltd., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

JAMESTOWN CLO XV Ltd., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Jamestown CLO XVI Ltd, as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

JAMESTOWN CLO XVII LTD., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Jamestown CLO XVIII Ltd, as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager
By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Head of US CLOs and Broadly Syndicated Loans

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Jefferson Mill CLO, Ltd., as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager
By: /s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:
☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Shiller Enhanced CAPE Fund, as a Lender

By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

JNL/PIMCO Investment Grade Credit Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

John Hancock Pension Plan, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

JPMBI re Blackrock Bankloan Fund, as a Lender
BY: BlackRock Financial Management Inc., as Sub-Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Kern County Employees Retirement Association, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent
By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:
☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

DoubleLine Capital LP as Investment Advisor to: KF Financial Investments, Ltd., as a Lender

By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Kings Park CLO, Ltd., as a Lender

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:
☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

DoubleLine Capital LP as Investment Advisor to: Koch Financial Assets V, LLC, as a Lender

By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

LACERA Master OPEB Trust, as a Lender
By: BlackRock Institutional Trust Company, N.A., not in its individual capacity, but as investment manager on behalf of the Los Angeles County Employees Retirement Association
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

LCIV Global Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Liquid Loan Opportunities Master Fund, L.P., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Locals 302 & 612 of the International Union of Operating Engineers-Employers Construction Industry Retirement Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Lockheed Martin Corporation Master Retirement Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Logan CLO I, Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Logan CLO II, Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Logan CLO III, Ltd., as a Lender

By: /s/ Alison McDevitt
Name: Alison McDevitt
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Long Point Park CLO Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Lord Abbett Global Funds I plc. - Lord Abbett Short Duration Income Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Lord Abbett Investment Trust - Lord Abbett Income Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Lord Abbett Investment Trust - Lord Abbett Short Duration Income Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Lord Abbett Short Duration Credit Trust, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:
CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Lord Abbett Short Duration Credit Trust II, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

First Amendment to Credit Agreement (Setanta)
#4888-1584-0186v7

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Lord Abbett Trust I-Lord Abbett Investment Grade Floating Rate Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

LVIP Delaware Diversified Floating Rate Fund, as a Lender

By: /s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Macquarie / First Trust Global Infrastructure / Utilities Dividend & Income Fund, as a Lender

By: /s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Macquarie Senior Secured Loans Fund, as a Lender
By: Macquarie Investment Management Advisers on behalf of Macquarie Senior Secured Loans Fund
By: /s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XII, LTD., as a Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XIV-R, Limited, as a Lender
By: BlackRock Financial Management, its Investment Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

MAGNETITE XIX, LIMITED, as a Lender
By: BlackRock Financial Management, Inc. as Asset Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XV, Limited, as a Lender
By: BlackRock Financial Management, Inc., as Investment Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XX, Limited, as a Lender
By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XX, Limited, as a Lender
By: BlackRock Financial Management, Inc., as Portfolio Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXI, Limited, as a Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXII, Limited, as a Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXIII, Limited, as a Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXIV, Limited, as a Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXIX, Ltd., as a Lender
By: BlackRock Financial Management Inc., as Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

MAGNETITE XXV, LIMITED, as a Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

MAGNETITE XXVI, LIMITED, as a Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXVII, Limited, as a Lender
BY: BlackRock Financial Management, Inc., as its Investment Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXVIII, Limited, as a Lender
BY: BlackRock Financial Management, Inc., as Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXX Limited, as a Lender
By: BlackRock Financial Management, Inc., Its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXXI, Limited, as a Lender
By: BlackRock Financial Management, Inc., Its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXXII, Limited, as a Lender
By: BlackRock Financial Management, Inc., Its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXXIII, Limited, as a Lender
By: BlackRock Financial Management, Inc., Its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Magnetite XXXV, Limited, as a Lender
By: BlackRock Financial Management, Inc., Its Collateral Manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

MassMutualTotal Return Bond Fund, as a Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

MCIC Vermont (A Reciprocal Risk Retention Group), as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Medtronic Holdings SARL, as a Lender
By: Wellington Management Company LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Metropolitan Employee Benefit System, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Metropolitan Life Insurance Company, as a Lender
By: MetLife Investment Management, LLC, its Investment Manager
By: /s/ Shane O'Driscoll
Name: Shane O'Driscoll
Title: Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Metropolitan Life Insurance Company SA -729, as a Lender
By: MetLife Investment Management, LLC, its Investment Manager
By: /s/ Shane O'Driscoll
Name: Shane O'Driscoll
Title: Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Metropolitan Tower Life Insurance Company, as a Lender
By: MetLife Investment Management, LLC, its Investment Manager
By: /s/ Shane O'Driscoll
Name: Shane O'Driscoll
Title: Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Metropolitan West Intermediate Bond Fund, as a Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Metropolitan West Low Duration Bond Fund, as a Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Metropolitan West Total Return Bond Fund, as a Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

MetWest Total Return Bond Fund, as a Lender
By: TCW Investment Management Company, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Michelin North America Inc. Master Retirement Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Milford Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Minnesota State Board of Investment, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

MLC Investments Limited as Trustee of the WM Sector - Diversified Debt (Short) Trust, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

MML Total Return Bond Fund, as a Lender
By: Metropolitan West Asset Management LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Polina Sanchez
Name: Polina Sanchez
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Morgan Stanley Eaton Vance CLO 2021-1, Ltd, as a Lender
By: Morgan Stanley Eaton Vance CLO Manager LLC
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Morgan Stanley Eaton Vance CLO 2022-16, Ltd., as a Lender
By: Morgan Stanley Eaton Vance CLO Manager LLC as its Collateral Manager
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Morgan Stanley Eaton Vance CLO 2022-17A, Ltd., as a Lender
By: Morgan Stanley Eaton Vance CLO Manager LLC
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Morgan Stanley Eaton Vance CLO 2022-18, Ltd., as a Lender
By: Morgan Stanley Eaton Vance CLO Manager LLC
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Morgan Stanley Eaton Vance CLO 2023-19, Ltd., as a Lender
By: Morgan Stanley Eaton Vance CLO Manager LLC
By: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Morgan Stanley Pathway Funds - Core Fixed Income Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Multi-Strategy Credit Fund, as a Lender
By: BlackRock Financial Management Inc., as Sub-Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Myers Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

National Electrical Benefit Fund, as a Lender
By: Crescent Capital Group LP, its adviser
By: /s/ James Guido
Name: James Guido
Title: Assistant Vice President

If a second signature is necessary:

By: /s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

NC GARNET FUND, L.P., as a Lender
By: NC Garnet Fund (GenPar), LLC, its general partner By: BlackRock Financial Management, Inc. its manager
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Neuberger Berman Loan Advisers CLO 45, Ltd., as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager By: Neuberger Berman Investment Advisers LLC as Sub- Advisor
By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Neuberger Berman Loan Advisers CLO 46 Ltd., as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager By: Neuberger Berman Investment Advisers LLC as Sub- Advisor
By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

New Mexico State Investment Council, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Niagara Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Northern Ireland Local Government Officers’ Superannuation Committee, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Northwestern Mutual Series Fund, Inc. Multi-Sector Bond Portfolio, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Nyvack Park CLO, Ltd., as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Oberon USA Investments Sarl, as a Lender
By: Five Arrows Managers North America LLC as Investment Manager
By: /s/ Joseph Novelli
Name: Joseph Novelli
Title: Principal

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Ocean Trails CLO 8, as a Lender
By: Five Arrows Managers North America LLC as Asset Manager
By: /s/ Joseph Novelli
Name: Joseph Novelli
Title: Principal

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Ocean Trails CLO IX, as a Lender
By: Five Arrows Managers North America LLC as Asset Manager
By: /s/ Joseph Novelli
Name: Joseph Novelli
Title: Principal

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Ocean Trails CLO VII, as a Lender
By: Five Arrows Managers North America LLC as Portfolio Manager
By: /s/ Joseph Novelli
Name: Joseph Novelli
Title: Principal

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Ocean Trails CLO X, as a Lender
By: Five Arrows Managers North America LLC as Asset Manager
By: /s/ Joseph Novelli
Name: Joseph Novelli
Title: Principal

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Ocean Trails CLO XI, as a Lender
By: Five Arrows Managers North America LLC as Asset Manager
By: /s/ Joseph Novelli
Name: Joseph Novelli
Title: Principal

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP Aegis CLO 2023-29 Ltd, as a Lender

By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2014-5, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2014-7, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2015-10, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2015-9, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2016-11, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

OCP CLO 2016-12, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2017-13, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2017-14, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2018-15, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2019-16, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2019-17, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2020-18, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2020-19, Ltd., as a Lender
by Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2020-20, Ltd., as a Lender
by Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2020-8R, Ltd, as a Lender
by Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2021-21, Ltd., as a Lender
By: Onex Credit Partners, LLC, as its Collateral Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

OCP CLO 2021-22, Ltd., as a Lender
By: Onex Credit Partners, LLC, its Collateral Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

OCP CLO 2022-24, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2022-25, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2023-26, Ltd, as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2023-27, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2023-28, LTD, as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2023-30 Ltd, as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2024-31, LTD., as a Lender

By: /s/ Krishnan, Prasad
Name: Krishnan, Prasad
Title: Research Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OCP CLO 2024-32, Ltd., as a Lender

By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Research Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon 51, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon 64, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 18-R, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 26, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 27, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 28, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 31, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 32, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 34, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 35, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Asset Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 36, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 39, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 42, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 43, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners 47, Ltd., as a Lender
By: Octagon Credit Investors, LLC As Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners XV, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners XVI, Ltd., as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners XVII, Ltd., as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners XXI, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Octagon Investment Partners XXII, Ltd, as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Gillian Kape Vinal
Name: Gillian Kape Vinal
Title: Assistant Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Oncor Retirement Plan Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

OSD CLO 2021-23, Ltd., as a Lender
by Onex Credit Partners, LLC, as Portfolio Manager
By: /s/ Prasad Krishnan
Name: Prasad Krishnan
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

DoubleLine Capital LP as Collateral Manager to: Parallel 2018-1 Ltd., as a Lender

By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

DoubleLine Capital LP as Collateral Manager to: Parallel 2020-1 Ltd., as a Lender

By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

DoubleLine Capital LP as Collateral Manager to: Parallel 2021-1 Ltd., as a Lender

By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

DoubleLine Capital LP as Collateral Manager to: Parallel 2023-1 Ltd, as a Lender

By: /s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

        If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Partner Reinsurance Company Ltd., as a Lender
By: HPS Investment Partners, LLC, its Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Payson 2024, as a Lender
By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Peace Park CLO, Ltd., as a Lender
By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Pension Benefit Guaranty Corporation, as a Lender
By: TCW Asset Management Company LLC, acting solely as its investment manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

PIMCO Funds Global Investors Series plc: Diversified Income Duration Hedged Fund as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

PIMCO Funds: PIMCO Investment Grade Credit Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

PIMCO Funds: PIMCO Long-Term Credit Bond Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

PIMCO Funds: Private Account Portfolio Series PIMCO Long Duration Credit Bond Portfolio, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

PIMCO Investment Grade Credit Fund (Canada) as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Pioneer Investments Diversified Loans Fund, as a Lender By: Amundi Asset Management US, Inc., Its investment advisor
By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Pioneer Short Term Income Fund, as a Lender By: Amundi Asset Management US, Inc., Its investment advisor
By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Point Au Roche Park CLO, Ltd, as a Lender By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Preferred Mutual Insurance Company, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Progressive Casualty Insurance Co as a Lender (type name of the legal entity)
By: /s/ Jessica Adams
Name: Jessica Adams
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

QCC Insurance Company as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Raymond James Bank as a Lender
By: /s/ Chad E. Colby
Name: Chad E. Colby
Title: MD

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

RBC BlueBay Core Plus Bond Fund, as a Lender BlueBay Asset Management LLP acting as agent for: RBC BlueBay Core Plus Bond Fund
By: /s/ Victoria Venes
Name: Victoria Venes
Title: Head of Loan Closing

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

RBC BlueBay Strategic Income Fund as a Lender BlueBay Asset Management LLP acting as agent for: RBC Funds Trust – RBC BlueBay Strategic Income Fund
By: /s/ Victoria Venes
Name: Victoria Venes
Title: Head of Loan Closing

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Reese Park CLO, Ltd., as a Lender By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

REGATTA IX FUNDING LTD., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta VI Funding Ltd, as a Lender
By: Regatta Loan Management LLC, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta VII Funding Ltd, as a Lender
By: Regatta Loan Management LLC, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

REGATTA VIII FUNDING LTD, as a Lender
By: Regatta Loan Management LLC, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

REGATTA X FUNDING LTD., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

REGATTA XI FUNDING LTD., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XII Funding Ltd., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XIII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XIV Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XIX Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XV Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XVI Funding Ltd., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XVII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XVIII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XX Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XXI Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XXII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XXIII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XXIV Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Regatta XXV Funding Ltd, as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Rio Tinto America master Retirement Trust as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Rockland Park CLO, Ltd., as a Lender By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Romark CLO - II Ltd, as a Lender
By: Romark CLO Advisors LLC, as Collateral Manager
By: /s/ Serge Todorovich
Name: Serge Todorovic
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Romark CLO - III Ltd, as a Lender
By: Romark CLO Advisors LLC, as Collateral Manager
By: /s/ Serge Todorovich
Name: Serge Todorovic
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Romark CLO - IV Ltd, as a Lender
By: Shenkman Capital Management, Inc., As Collateral Manager
By: /s/ Serge Todorovich
Name: Serge Todorovic
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Romark CLO - V Ltd., as a Lender
By: Romark CLO Advisors LLC as Collateral Manager
By: /s/ Serge Todorovich
Name: Serge Todorovic
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Romark WM-R Ltd, as a Lender
By: Romark CLO Advisors LLC, as Collateral Manager
By: /s/ Serge Todorovich
Name: Serge Todorovic
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Rush University Medical Center Master Retirement Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Russell Investments Company Short Duration Bond Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Russell Investments Institutional Funds LLC Low Duration Bond Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Russell Investments Trust Company Commingled Employee Benefit Funds Trust Fixed Income II Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

SAEV Masterfonds Wellington Global High Yield as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Safety Insurance Company, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sainsbury’s Pension Scheme, Argos Section. as a Lender

By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Saratoga Investment Corp. CLO 2013-1, Ltd., as a Lender

By: /s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

SEI Catholic Values Trust - Catholic Values Fixed Income Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

SEI Institutional Managed Trust - Core Fixed Income Fund, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent
By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sempra Energy Defined Benefit Master Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Shackleton 2013-IV-R CLO Ltd., as a Lender
By Alcentra NY, LLC as its Collateral Manager
By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Shackleton 2014-V-R CLO, Ltd., as a Lender
By Alcentra NY, LLC as its Collateral Manager
By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Shackleton 2015-VII-R CLO, Ltd., as a Lender
By Alcentra NY, LLC as its Collateral Manager
By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer
If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Shackleton 2018-XII CLO, LTD., as a Lender
By Alcentra NY, LLC as its Collateral Manager
By: /s/ Seth Frink
Name: Seth Frink
Title: Authorized Signer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Shands HealthCare Pension Plan II Defined Benefit Plan Trust, as a Lender

By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Silver Rock CLO II, Ltd Silver Rock CLO III, Ltd, as a lender (type name of legal entity
By: Silver Rock Management LLC as collateral manager
By: /s/ Patrick Hunnius
Name: Patrick Hunnius
Title: General Counsel & CCO

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Six Circles Credit Opportunities Fund, as a Lender
By: Lord Abbett & Co LLC. As Sub - Advisor
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO IX, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO VII-R, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO VI-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO V-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XX, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXI, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXIII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXIV, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXV, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXVI, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXVII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXX, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXXI, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXXII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sound Point CLO XXXIII, Ltd, as a Lender
By: Sound Point Capital Management, LP as Collateral Manager
By: /s/ Tyler Hanley
Name: Tyler Hanley
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Southwick Park CLO, Ltd., as a Lender By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

St. George Corporation as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

State of Ohio Bureau of Workers’ Compensation as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

STEELE CREEK CAPITAL FUNDING I, LLC, as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Steele Creek 2016-1, Ltd., as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Steele Creek 2017-1, LTD, as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Steele Creek 2018-1, Ltd., as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Steele Creek 2018-2, Ltd., as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Steele Creek 2019-1, Ltd., as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Steele Creek 2019-2, Ltd., as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Steele Creek CLO 2022-1, Ltd, as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Steele Creek Loan Funding I, LLC as a Lender
By: /s/ Matt Jacobs
Name: Matt Jacobs
Title: Analyst

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Stewart Park CLO, Ltd., as a Lender By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Storm King Park CLO, Ltd., as a Lender By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Straus CLO 2021-2, Ltd., as a Lender By: Blackstone Liquid Credit Strategies LLC, its Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sycamore Tree CLO 2021-1, Ltd., as a Lender By: Sycamore Tree Capital Partners
By: /s/ Rahim Hussain
Name: Rahim Hussain
Title: Director of Operations

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sycamore Tree CLO 2023-2, Ltd., as a Lender By: Sycamore Tree Capital Partners
By: /s/ Rahim Hussain
Name: Rahim Hussain
Title: Director of Operations

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sycamore Tree CLO 2023-3, Ltd., as a Lender By: Sycamore Tree Capital Partners
By: /s/ Rahim Hussain
Name: Rahim Hussain
Title: Director of Operations

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sycamore Tree CLO 2023-4, Ltd., as a Lender
By: /s/ Rahim Hussain
Name: Rahim Hussain
Title: Director of Operations

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Sycamore Tree CLO 2024-5, Ltd., as a Lender Sycamore Tree Capital Partners
By: /s/ Rahim Hussain
Name: Rahim Hussain
Title: Director of Operations

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Tallman Park CLO, Ltd., as a Lender By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2017-1, LTD., as a Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

TCW CLO 2018-1, LTD., as a Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2019-1 AMR, Ltd., as a Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2019-2, Ltd., as a Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2020-1, Ltd., as a Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2021-1, Ltd., as a Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2021-2, Ltd., as a Lender
TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2022-1, Ltd., as a Lender
By: TCW Asset Management Company LLC As Asset Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2023-1, Ltd., as a Lender
By: TCW ASSET MANAGEMENT COMPANY LLC, as Portfolio Manager
By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

TCW CLO 2023-2, Ltd., as a Lender

By: /s/ Gisel Vosoughiazad
Name: Gisel Vosoughiazad
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

TE Connectivity Retirement Savings and Investment Plan Trust, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Telos CLO 2013-4, Ltd., as a Lender By: Whitestar Asset Management LLC, as Asset Manager
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Thayer Park CLO Ltd., as a Lender By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Bank of New York Mellon Corporation Retirement Plans Master Trust, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Board of the Pension Protection Fund, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Campbell Pension Plans Master Retirement Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The City of Calgary as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Claude Marie Dubuis Religious and Charitable Trust, as a Lender
By: Lord Abbett & Co LLC, as Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Congregation of the Sisters of Charity of the Incarnate Word, Houston, Texas, as a Lender
By: Lord Abbett & Co LLC, as Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

The Hanover Insurance Company, as a Lender
By: Wellington Management Company
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

The Hartford Floating Rate Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Hartford Short Duration Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Hartford Strategic Income Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Pension Plan of North Carolina Baptist Hospital Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Pension Plan of the United Church of Canada, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Public Institution for Social Security, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Regence Group Retirement Plan Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Sainsbury’s Pension Scheme, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Thompson Park CLO, Ltd, as a Lender By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

TJ-NonQualified, LLC – TJU NQ Core Plus Fixed Income Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trestles CLO 2017-1, Ltd., as a Lender By: Aristotle Pacific Capital, LLC, in its capacity as Investment Advisor
By: /s/ Breana Jackson
Name: Breana Jackson
Title: Securities Operations Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trestles CLO II, Ltd., as a Lender By: Aristotle Pacific Capital, LLC, in its capacity as Investment Advisor
By: /s/ Breana Jackson
Name: Breana Jackson
Title: Securities Operations Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trestles CLO III, Ltd., as a Lender By: Aristotle Pacific Capital, LLC, in its capacity as Investment Advisor
By: /s/ Breana Jackson
Name: Breana Jackson
Title: Securities Operations Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trestles CLO IV, Ltd., as a Lender By: Aristotle Pacific Capital, LLC, in its capacity as Investment Advisor
By: /s/ Breana Jackson
Name: Breana Jackson
Title: Securities Operations Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

TRESTLES CLO V, LTD, as a Lender By: Aristotle Pacific Capital, LLC, in its capacity as Investment Advisor

By: /s/ Breana Jackson
Name: Breana Jackson
Title: Securities Operations Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO IX, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO VI, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

TRINITAS CLO VII, LTD., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO VIII, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO X, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XI, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XII, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XIV, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XIX, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XV, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XVII, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XVIII, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XX, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XXI, Ltd., as a Lender By: Gibran Mahmud As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XXII, Ltd., as a Lender By: Gibran Mahmud As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XXIII, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XXIV, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XXV, Ltd., as a Lender
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Trinitas CLO XXVII, Ltd., as a Lender By: Gibran Mahmud As Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager
By: /s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

United HealthCare Insurance Company, as a Lender By: Blackstone Liquid Credit Advisors I LLC, as Investment Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

United HealthCare Insurance Company, as a Lender By: Blackstone Liquid Credit Advisors I LLC, as Investment Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

UNITY-PEACE PARK CLO, LTD, as a Lender By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

UNIVERSITY OF WISCONSIN FOUNDATION, as a Lender
By: Lord Abbett & Co LLC, as Investment Manager
By: /s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporation Actions

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

U.S. Bank National Association as a Lender

By: /s/ Alexander Byers
Name: Alexander Byers
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

UGS Corporation Retirement Plan Trust as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Utica Mutual Insurance Company as a Lender
By: Wellington Management Company LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Valley Stream Park CLO, Ltd, as a Lender By: Blackstone CLO Management LLC, as Collateral Manager By: Blackstone Liquid Credit Strategies LLC, its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Vanguard Core Bond Fund, as a Lender
By: /s/ Tyrone Sampson
Name: Tyrone Sampson
Title: HY Trader

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Vanguard Global Credit Bond Fund, as a Lender
By: /s/ Tyrone Sampson
Name: Tyrone Sampson
Title: HY Trader

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Vanguard Intermediate-Term Investment-Grade Fund, as a Lender
By: /s/ Tyrone Sampson
Name: Tyrone Sampson
Title: HY Trader

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Vanguard Short-Term Investment-Grade Fund, as a Lender
By: /s/ Tyrone Sampson
Name: Tyrone Sampson
Title: HY Trader

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Vanguard Variable Insurance Fund – Short-Term Investment-Grade Portfolio, as a Lender
By: /s/ Tyrone Sampson
Name: Tyrone Sampson
Title: HY Trader

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH ROLL)

Venture 28A CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture 31 CLO, Limited, as a Lender By: its investment advisor MJX Venture Management III LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture 32 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture 33 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture 34 CLO, Limited, as a Lender By: its investment advisor MJX Venture Management III, LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture 35 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH ROLL)

Venture 36 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Venture 37 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Venture 38 CLO, Limited, as a Lender By: its investment advisor MJX Venture Management III LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Venture 41 CLO, Limited, as a Lender By: its investment advisor MJX Venture Management III LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Venture 42 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Venture 43 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Venture 44 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Venture 45 CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

VENTURE XIX CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

VENTURE XV CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture XXII CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Venture XXIII CLO, Limited, as a Lender By: its investment advisor MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture XXIX CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture XXVII CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture XXVIII CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Venture XXX CLO, Limited, as a Lender By: its investment advisor MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Executive Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2012-4, Ltd., as a Lender BY: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2013-1, Ltd., as a Lender BY: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2013-2, Ltd., as a Lender BY: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2013-3, Ltd., as a Lender BY: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2014-1, Ltd., as a Lender BY: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2014-2, Ltd., as a Lender BY: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2014-4, Ltd., as a Lender BY: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2015-3, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2016-1, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2016-3, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2017-1, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2017-2, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2017-3, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2018-1, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its Portfolio Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2018-2, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2018-3, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2018-4, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its investment manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2019-1, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2019-2, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2019-3, LTD., as a Lender By: Voya Alternative Asset Management LLC, as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2019-4, Ltd., as a Lender By: Voya Alternative Asset Management LLC, as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2020-1, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2020-2, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2020-3, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2021-1, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2021-2, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2021-3, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2022-1, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2022-3, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2022-4, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2023-1, Ltd., as a Lender By: Voya Alternative Asset Management LLC as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya CLO 2024-1, Ltd, as a Lender By: Voya Alternative Asset Management LLC, as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Voya Strategic Income Opportunities Fund, as a Lender By: Voya Investment Manager Co. LLC, as its Investment Manager
By: /s/ William F. Nutting Jr.
Name: William F. Nutting Jr.
Title: Senior Vice President

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

VT III PLUS FUND, as a Lender By: Aristotle Pacific Capital, LLC, in its capacity as Investment Advisor

By: /s/ Breana Jackson
Name: Breana Jackson
Title: Securities Operations Manager
If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Warwick Capital CLO 1 Ltd., as a Lender Authorized signatory Warwick Capital Clo Management Llc – management series in its capacity as Collateral Manager to Warwick Capital Clo 1 Ltd

By: /s/ Ritesh Patel
Name: Ritesh Patel
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Warwick Capital CLO 2 Ltd., as a Lender Authorized signatory Warwick Capital Clo Management Llc – management series in its capacity as Collateral Manager to Warwick Capital Clo 2 Ltd

By: /s/ Ritesh Patel
Name: Ritesh Patel
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Warwick Capital CLO 3 Ltd., as a Lender

By: /s/ Ritesh Patel
Name: Ritesh Patel
Title: Portfolio Manager

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

WCF Mutal Insurance Company, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Webster Park CLO, Ltd, as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

WEHLE PARK CLO, LTD., as a Lender By: Blackstone CLO Management LLC, as Collateral Manager
By: Blackstone Liquid Credit Strategies LLC, as its Managing Member
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Wellington Multi-Sector Credit Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Wellington Trust Company, National Association Multiple Common Trust Funds Trust Bank Loan Portfolio as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Wellman Park CLO, Ltds, as a Lender
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Wellmark, Inc. as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Wells Fargo Bank, National Association, as a Lender

By: /s/ Manish Garg
Name: Manish Garg
Title: Executive Director

        If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☐OPTION A (CASHLESS)

☑ OPTION B (CASH
ROLL)

Wespath Funds Trust, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

The Western and Southern Life Assurance Company as a Lender

By: /s/ Breen Murphy
Name: Breen Murphy
Title: AVP, Assistant PM & Senior Credit Analyst

        If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Western Asset Core Plus VIT Portfolio, as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Western Asset Funds, Inc. – Western Asset Core Plus Bond Fund, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent
By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Western Asset Short-Term Bond Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Western Asset SMASh Series Core Plus Completion Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Western Asset Ultra-Short Income Fund, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Whetstone Park CLO, Ltd, as a Lender By: Blackstone CLO Management LLC, as Collateral Manager
By: Blackstone Liquid Credit Strategies LLC, as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By: Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

Wilmington Trust Collective Investment Trust – Western Asset Core Plus Bond CIT, as a Lender

By: /s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

XPO Logistics Retirement Master Trust, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By: /s/ Keith Werber
Name: Keith Werber
Title: EVP Operations

If a second signature is necessary:

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held

PLEASE CHECK:

☑ OPTION A (CASHLESS)

☐OPTION B (CASH ROLL)

ZURICH AMERICAN LIFE INSURANCE COMPANY, as a Lender
By: BlackRock Financial Management Inc., its Investment Advisor
By: /s/ Alex Laney
Name: Alex Laney
Title: Associate

        If a second signature is necessary:

By: Name:
Title:

ANNEX A

Term SOFR Conforming Change Notice

June 30, 2023

Setanta Aircraft Leasing DAC
4450 Atlantic Avenue
Westpark
Shannon
Co. Clare
Email: contractualnotices@aercap.com
Attention: Corporate Legal / Treasury

Reference: Term Loan Credit Agreement, dated as of November 5, 2021, by and among Setanta Aircraft Leasing DAC, as borrower, (the “Borrower”), the obligors from time to time party thereto, Citibank, N.A., , as administrative agent (the “Agent” or “Citi”) and as collateral agent, the lenders from time to time party thereto, and each other party which is a party thereto (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Agreement”)
Subject: Notice of US Dollar LIBOR Replacement and Conforming Changes
We are writing to notify you of certain changes to the Existing Agreement relating to the London interbank offered rate for U.S. dollars (“LIBOR”). We refer to this notice herein, together with the exhibit attached hereto, as this “Notice” or this “Amendment”. Capitalized terms used but not defined herein or in the exhibit hereto (the “Exhibit”) shall have the meaning ascribed to such term in the Existing Agreement.
As you may be aware there have been regulatory and industry developments to cease the use of LIBOR. In relation thereto, on March 5, 2021, the ICE Benchmark Administration (the “IBA”), the administrator of LIBOR, stated that as a result of its not having access to input data necessary to calculate LIBOR after June 30, 2023, it would have to cease publication on a representative basis of LIBOR immediately after such dates. The IBA subsequently announced that it will continue to publish certain tenors of LIBO on a non-representative basis after June 30, 2023.
The loss of representativeness of LIBOR, together with an additional announcement of such loss on or after the date hereof, will constitute a Benchmark Transition Event under the Existing Agreement. If for any reason the IBA, on or after June 30, 2023, does not announce that LIBOR has lost its representativeness, we anticipate that we would cause an Early Opt-in Election to occur promptly after June 30, 2023, which would constitute a Transition Event.
Pursuant to the terms of the Existing Agreement, upon the occurrence of a Transition Event and its corresponding Benchmark Replacement Date, which will occur on or soon after June 30, 2023,as described above, the Benchmark Replacement will replace LIBOR for all purposes under the Existing Agreement and under the other Existing Documents (as defined in the Exhibit hereto), and pursuant thereto we are exercising our rights to
1

make certain Benchmark Replacement Conforming Changes in connection with the implementation of the Benchmark Replacement. In furtherance thereof and notwithstanding anything to the contrary contained in the Existing Agreement or in any other Existing Document, the Existing Agreement and each other applicable Existing Document are each hereby amended and modified to give effect to the definitions and provisions set forth on the Exhibit hereto.
We further notify you that after the Transition Date, which we anticipate will be July 1, 2023, the Benchmark Replacement of Term SOFR plus the Spread Adjustment (each as defined on the Exhibit hereto) will replace LIBOR under the Existing Documents.
Miscellaneous
Except as expressly provided in this Amendment, all of the terms, provisions, covenants, agreements, representations and warranties and conditions of the Existing Agreement and the other Existing Documents shall be and remain in full force and effect as written, unmodified hereby. In the event of any conflict between the terms, provisions, covenants, representations and warranties and conditions of this Amendment, on the one hand, and the Existing Agreement or any other applicable Existing Document, on the other hand, this Amendment shall control.
Any term or provision of this Amendment that is invalid, illegal or unenforceable in any jurisdiction shall, solely as to that jurisdiction, be ineffective solely to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Amendment or affecting the validity, legality or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the jurisdiction that governs the Existing Agreement in accordance with the terms thereof.
This Amendment, the Existing Agreement (as amended hereby) and the other applicable Existing Documents (as amended hereby) constitute the entire agreement among the parties to the Existing Agreement and such other applicable Existing Document with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and verbal, among such parties or any of them with respect to the subject matter hereof. The Exhibit is hereby incorporated herein by reference and made a part hereof. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the exhibit attached hereto.

On and after the Transition Date the use therein of “hereunder”, “herein” or words of like import referring to such Existing Document, and each reference in the other Existing Documents to another Existing Document and the use therein of “thereunder”, “thereof” or words of like import referring to such Existing Document, shall, in each case, mean and be a reference to such Existing Document as amended by this Amendment. This Amendment shall be deemed to be a “Loan Document”, “Credit Document”, “Transaction Document”, “Financing Agreement” or “Related Document” (or other analogous or similar defined term) for purposes of the Amended Agreement and the other Amended Documents. If you have any questions, please reach out to us:
Citibank, N.A.
388 Greenwich Street New York, NY 10013
Email: albert.p.mari@citi.com/ aviationloans@citi.com/ global.loans.support@citi.com
Attention: Albert Mari, Jr., Senior Trust Officer.

CITIBANK, N.A., as Administrative Agent
By:
/s/ Albert Mari Jr.
Name: Albert Mari Jr.
Title: Senior Trust Officer

#4888-1584-0186v7

EXHIBIT TO AMENDMENT - OPERATIVE TERMS FOR

LIBOR REPLACEMENT WITH TERM SOFR
Notwithstanding anything to the contrary contained in the Existing Agreement or in any other Existing Document, the Existing Agreement and each other applicable Existing Document are each hereby amended and modified to give effect to the provisions set forth on this Exhibit.
ARTICLE I. DISCONTINUANCE OF LIBOR REFERENCING CREDIT EXTENSIONS.
Section 1.01    LIBOR Credit Extensions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, from and after the Transition Date, whether or not LIBOR is operational, reported, representative or otherwise available in the market as of such date, subject to Section 1.04 of this Exhibit: (a) no LIBOR Credit Extension shall be available, requested or made thereunder, (b) any request to continue or convert an existing Credit Extension to a LIBOR Credit Extension shall be ineffective and (c) any request for a new LIBOR Credit Extension, or to continue an existing LIBOR Credit Extension as a LIBOR Credit Extension, shall be ineffective.
Section 1.02    LIBOR Related Definitions and Provisions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, subject to the provisions of Sections 1.01, 1.03, 1.04 and 2.02 of this Exhibit, from and after the Transition Date, (a) the LIBOR Related Definitions shall be deemed deleted from the Existing Agreement and each other applicable Existing Document and of no further force or effect, and (b) the LIBOR Related Provisions (other than LIBOR Related Provisions of the type described in clause (b)(v) of the definition thereof) shall be deemed to be amended or modified, as applicable, such that any such LIBOR Related Provision shall no longer refer to or have effect as it relates to (i) LIBOR, (ii) any LIBOR Related Definition, (iii) any LIBOR Referencing Credit Extension, (iv) any other LIBOR Related Provision, or (v) dates, times, activities or other matters relating to London or the United Kingdom to the extent primarily related to the determination, administration or calculation of LIBOR.
Section 1.03    Fees, Costs or Other Amounts. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, except to the extent otherwise explicitly provided pursuant to the provisions of Article II of this Exhibit, to the extent that any fee, cost, expense, all-in-yield or other amount under the Existing Agreement or any other Existing Document is based upon or calculated with reference to LIBOR, from and after the Transition Date, such fee, cost, expense, all-in-yield or other amount shall be deemed to refer to Adjusted Term SOFR in lieu of LIBOR.
Section 1.04    Prior LIBOR Referencing Credit Extensions. The foregoing provisions of Article I of this Exhibit shall not apply with respect to any (a) LIBOR Credit Extension requested, made or outstanding at any time prior to the Transition Date (and, for the avoidance of doubt, the LIBOR Related Provisions, LIBOR Related Definitions and any related rights and obligations) and (b) any retroactive margin or yield increases available to the Lender as a result of any inaccuracy in any financial statement or compliance certificate that, if corrected, would have led to the application of a higher interest margin or yield with respect to any LIBOR Referencing Credit Extension or any higher fee for any applicable period, and in each case, the LIBOR Related Definitions and LIBOR Related Provisions (as in effect immediately prior to giving effect to the provisions of this Amendment on the Transition Date) shall continue in effect; provided that, with respect to any such LIBOR Credit Extension described in clause (a), such LIBOR Credit Extension shall only continue in effect in accordance with its terms until the then-current Interest Period for such LIBOR Credit Extension has concluded and for the avoidance of doubt, at the end of the then-current Interest Period such outstanding LIBOR Credit Extension shall be converted and/or continued in accordance with the Amended Documents.
ARTICLE II. NEW SOFR REFERENCING CREDIT EXTENSIONS.
Section 2.01    SOFR Conventions with Respect to Existing Definitions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, subject to Sections 2.02 or 2.03 of this Exhibit, the following provisions shall apply for the purposes of the Amended Agreement and each other applicable Amended Document, and the Existing Agreement and each other applicable Existing Document are hereby amended and modified from and after the Transition Date to incorporate such provisions therein:
(a)    Business Days. To the extent that any term or provision of the Existing Agreement or any other Existing Document refers to the term “Business Day”, “Banking Day”, “business day” or other analogous or similar term or provision defining generally the days on which banks are deemed to be open for business, such term or provision shall instead be deemed to require that such day be a U.S. Government Securities Business Day when used in connection with a SOFR Credit Extension, or the component of any other rate (including an Alternate Rate Credit Extension), calculation, administration or determination involving SOFR or Adjusted Term SOFR.
(b)    Interest Payment Dates. To the extent that any provision of the Existing Agreement or any other Existing Document refers to the term “Interest Payment Date” (in the context of the dates on which payments of interest, fees, commissions or other amounts on certain Credit Extensions are to be made) or any other analogous or similar term or provision defining generally the dates on which payments of interest, fees, commissions or other amounts on Credit Extensions are to be made, such term or provision shall be deemed to apply to SOFR Credit Extensions and payments of such interest, fees and commissions on SOFR Credit Extensions shall be paid on the same dates as required with respect to LIBOR Credit Extensions (and for the avoidance of doubt, and to the extent applicable, applying the available SOFR Interest Periods).
(c)    Types of Credit Extension. To the extent that the Existing Agreement or any other Existing Document categorizes Credit Extensions by type of benchmark rate that applies to such Credit Extensions, SOFR Credit Extensions shall constitute a type of Credit Extension, and any such definition shall be deemed to include SOFR Credit Extensions.

Section 2.02    SOFR Referencing Credit Extensions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, to the extent that, (a) immediately prior to giving effect to the provisions of Sections 1.01 and 1.02 of this Exhibit, the Existing Agreement or any other Existing Document required or permitted the request, making and maintenance of any type of Credit Extension as a LIBOR Referencing Credit Extension, such type of Credit Extension shall only be available, and may be requested, made and maintained, as a SOFR Referencing Credit Extension from and after the Transition Date, subject to satisfaction of the applicable provisions set forth in Section 2.03 of this Exhibit and the other provisions of the Amended Agreement and any other applicable Amended Document, and (b) any term or provision of the Existing Agreement or any other Existing Document (other than a LIBOR Related Definition) that refers or is applicable to a LIBOR Referencing Credit Extension immediately prior to giving effect to the provisions of this Amendment on the Transition Date shall be deemed to refer to and be applicable to a SOFR Referencing Credit Extension from and after the Transition Date, unless, and to the extent that, such provision is superseded or otherwise modified by this Amendment.
Section 2.03    Provisions Relating to SOFR Referencing Credit Extensions. Notwithstanding any provision of the Existing Agreement or any other Existing Document to the contrary, in addition to any requirements with respect to Credit Extensions generally in the Amended Agreement or any other applicable Amended Document, SOFR Referencing Credit Extensions shall be subject to the following provisions from and after the Transition Date:
(a)    Borrowing Notice. Any provision under the Existing Agreement or any other Existing Document that required, immediately prior to giving effect to the provisions of Sections 1.01 and 1.02 of this Exhibit, the Borrower to provide notice or request to the Lender of a borrowing of any LIBOR Credit Extension shall be (x) amended to require that any such notice or request of borrowing shall be provided to the Lender not later than three (3) U.S. Government Securities Business Days prior to the date of the requested borrowing and (y) otherwise shall be deemed, in each case, to refer to a SOFR Credit Extension in lieu of a LIBOR Credit Extension and all requirements applicable to any such borrowing of a LIBOR Credit Extension shall be deemed to refer and apply to a SOFR Credit Extension. For the avoidance of doubt, except as otherwise explicitly amended or modified by this Section 2.03(a), any notice of borrowing shall be subject to the same requirements (modified solely to apply to Adjusted Term SOFR as the benchmark rate, including, without limitation, modifications with respect to the SOFR Interest Periods available in accordance with the Amended Documents) for notice of borrowings set forth in the Existing Documents and applicable to LIBOR Credit Extensions.
(b)    Conversions and Continuations of SOFR Credit Extensions. Any provision under the Existing Agreement or any other Existing Document that required, immediately prior to giving effect to the provisions of Sections 1.01 and 1.02 of this Exhibit, the Borrower to provide notice or request to the Lender that the Borrower has elected to convert any Credit Extension that is not a LIBOR Credit Extension into a LIBOR Credit Extension, or continue a LIBOR Credit Extension at the termination of the

Interest Period therefor, shall be (x) amended to require that any such notice or request of conversion shall be provided to the Lender not later than three (3) U.S. Government Securities Business Days prior to the date of the requested conversion and (y) otherwise shall be deemed, in each case, to refer to a SOFR Credit Extension in lieu of a LIBOR Credit Extension and all requirements applicable to any such request or continuation of a LIBOR Credit Extension shall be deemed to refer and apply to a SOFR Credit Extension. For the avoidance of doubt, except as otherwise explicitly amended or modified by this Section 2.03(b), any notice of conversion shall be subject to the same requirements (modified solely to apply to Adjusted Term SOFR as the benchmark rate, including, without limitation, modifications with respect to the SOFR Interest Periods available in accordance with the Amended Documents) set forth in the Existing Documents and applicable to LIBOR Credit Extensions.
(c)    Failure to Elect. After giving effect to Section 2.03(a) and (b), if the Borrower, (x) is required to elect a SOFR Interest Period pursuant to a notice of borrowing, continuation or conversion (y) is required to provide notice to the Lender that the Borrower has elected to convert any Credit Extension that is not a SOFR Credit Extension into a SOFR Credit Extension, or continue a SOFR Credit Extension at the termination of the SOFR Interest Period therefor or (z) the Borrower otherwise fails to deliver a timely and complete notice for conversion or continuation of a SOFR Credit Extension prior to the end of the SOFR Interest Period therefor, then, upon such event, the application of any automatic Interest Period elections, conversions, repayments or any other result that would have applied to LIBOR Credit Extensions shall be applied mutatis mutandis to SOFR Credit Extensions; provided, however, if such LIBOR Credit Extension would have been automatically borrowed, continued or converted in an Interest Period that does not correspond to a SOFR Interest Period, then a one month SOFR Interest Period shall be applied.
(d)    Prepayments of SOFR Credit Extensions. Any provision under the Existing Agreement or any other Existing Document that required, immediately prior to giving effect to the provisions of Sections 1.01 and 1.02 of this Exhibit, the Borrower to provide (prior to the date of prepayment) notice or request to the Lender of a prepayment of any LIBOR Credit Extension shall be (x) amended to require that any such notice or request of prepayment shall be provided to the Lender not later than three (3) U.S. Government Securities Business Days prior to the date of the requested prepayment and (y) otherwise shall be deemed, in each case, to refer to a SOFR Credit Extension in lieu of such LIBOR Credit Extension. For the avoidance of doubt, except as otherwise explicitly amended or modified by this Section 2.03(d), any notice of prepayment shall be subject to the same requirements with respect to any SOFR Credit Extension (modified solely to apply Adjusted Term SOFR as the benchmark rate) set forth in the Existing Documents and applicable to LIBOR Credit Extensions.
(e)    Interest Rate for SOFR Credit Extensions. Without limiting the applicability of any provision of the Amended Agreement or any other Amended Document with respect to default rates of interest or stepped-up or increased rates of interest, each SOFR Credit

Extension shall bear interest at a rate per annum equal to the sum of (i) Adjusted Term SOFR for the SOFR Interest Period and (ii) the Applicable Margin.
(f)    SOFR Credit Extension Interest Computation. SOFR, Adjusted Term SOFR or Term SOFR shall be determined by the Lender, and such determination shall be conclusive absent manifest error.
(g)    Other Provisions. For the avoidance of doubt, each provision in the Existing Agreement or any other Existing Document that (i) constitutes a requirement for the Borrower to compensate the Lender for increased cost incurred as a result of a change of law, or any interpretation thereof (including, without limitation, as a result of capital requirements, regulations issued from the Federal Reserve Board from time to time, the Lender being subject to taxes on its loans or other obligations or the imposition of costs or expenses affecting the loans), or any other analogous or similar yield maintenance provision, (ii) requires the automatic repayment, prepayment or conversion to another benchmark rate (including a conversion to Alternate Rate Credit Extension) of any LIBOR Credit Extensions upon the happening of certain specified events (including, without limitation, upon an inability to determine rates, Credit Extensions not reflecting the cost to such Lender of funding, illegality, a default or an event of default), (iii) requires compensation for certain specified losses of the Lender (including, without limitation, as a result of payment of principal other than on the last day of an Interest Period, conversion of Credit Extensions other than on the last day of an Interest Period, failure to borrow, convert, continue or prepay on a date specified in a notice delivered in accordance with the terms thereof or assignment of a Credit Extension other than on the last day of an Interest Period) and (iv) applies a minimum aggregate amount or multiples thereof for borrowings or a minimum number of borrowings that may be outstanding at any time to LIBOR Credit Extensions, shall be modified mutatis mutandis to apply to SOFR Credit Extensions.
(h)    Disclaimer and Exculpation With Respect to SOFR. The Lender does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any alternative, successor or replacement rate (including any Benchmark Replacement) prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Lender and its affiliates or other related entities may engage in transactions that affect the calculation of SOFR, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Lender may select information sources or services in its reasonable discretion to ascertain SOFR, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case pursuant to the terms of the Amended Agreement, and shall have no liability to the Borrower or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
(i)    SOFR Alternate Rate Credit Extensions. If, immediately prior to giving effect to the provisions of this Amendment, any Credit Extension (including an Alternate Rate Credit Extension) uses as a benchmark rate a component of such benchmark rate based on LIBOR, Adjusted Term SOFR shall apply in lieu of LIBOR for such component, applying the corresponding SOFR Interest Period to the Interest Period that would have applied to such LIBOR component (or if no SOFR Interest Period corresponds to such Interest Period for LIBOR, a one month SOFR Interest Period shall be applied); provided that if such Adjusted Term SOFR component is not available, such component of Adjusted Term SOFR shall not be used when determining the rate for any such component. For the avoidance of doubt, (i) any additional margin, spread or other amount included in the LIBOR component of the interest rate applicable to any such component shall apply to the Adjusted Term SOFR component of the interest rate applicable to any such Credit Extension (including a SOFR Alternate Rate Credit Extension) (in addition to the spread adjustment included in Adjusted Term SOFR) and (ii) except to the extent set forth to the contrary herein, any provisions related to any such component (including an Alternate Rate Credit Extension) (including any margin applicable to the LIBOR component thereof) shall apply to SOFR Alternate Rate Credit Extensions.
ARTICLE III. DEFINITIONS AND CONSTRUCTION
Section 3.01     Defined Terms. The Existing Agreement and each other applicable Existing Document (if any) are hereby amended and modified to incorporate the definitions set forth in this Exhibit, mutatis mutandis, to the extent used in any such Existing Document, including as a result of the effectiveness of this Amendment. For the avoidance of doubt, to the extent that the defined terms in this Exhibit conflict with the defined terms used in any Existing Document, the terms of this Exhibit shall control. The following terms shall have the following meanings for purposes of this Amendment, including without limitation the provisions contained in this Exhibit:
“Adjusted Term SOFR” means, with respect to any SOFR Referencing Credit Extension for a SOFR Interest Period, an interest rate per annum equal to the sum of (i) Term SOFR and (ii) the applicable Spread Adjustment; provided, that if Adjusted Term SOFR shall be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Alternate Rate Credit Extension” means a Credit Extension nominally based on a “Base Rate”, “Alternative Base Rate”, “ABR”, “Federal Funds”, “Prime” or “Citi Prime” or other analogous or similar term generally indicating use of a benchmark rate other than LIBOR, SOFR, Term SOFR or Adjusted Term SOFR and which may apply a rate (or a component of a rate) based on LIBOR, SOFR, Term SOFR or Adjusted Term SOFR, as the context requires. For the avoidance of doubt, such Credit Extension, immediately prior to giving effect to the provisions of this Amendment on the Transition Date, was not a LIBOR Credit Extension and after giving effect to the provisions of this Amendment on the Transition Date, will not be a SOFR Credit Extension.
“Amended Agreement” means the Existing Agreement, as amended or otherwise modified pursuant to this Amendment.
“Amended Documents” means the Existing Documents, as amended or otherwise modified pursuant to this Amendment.
“Applicable Margin” means the applicable margin, rate, spread or other analogous or similar term or concept utilized in the Existing Agreement or any other Existing Document immediately prior to giving effect to the provisions of this Amendment on the Transition Date for calculating, in addition to LIBOR, any rate of interest or other similar amounts with respect to the applicable LIBOR Credit Extensions.
“Conforming Changes” means, with respect to either the use or administration of Adjusted Term SOFR, Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of the alternate rate that applies for an Alternate Rate Credit Extension, the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of any compensation for losses provision and other technical, administrative or operational matters) that the Lender decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Lender in a manner substantially consistent with market practice (or, if the Lender decides that adoption of any portion of such market practice is not administratively feasible or if the Lender determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Lender decides is reasonably necessary in connection with the administration of the Amended Agreement and the other Amended Documents).
“Credit Extension” means any extension of credit of any type under the Existing Agreement, the Amended Agreement, any other Existing Document or any other Amended Document, whether characterized as a loan, term loan, revolving loan, swingline loan, bid loan, advance, borrowing, credit extension, letter of credit or other financial accommodation, and whether constituting a new extension of credit or a conversion or continuation of an existing extension of credit.

“Existing Documents” means the Existing Agreement, each “Loan Document”, “Financing Agreement” or “Related Document” (or other analogous or similar defined term) and all other notes, agreements, documents, and instruments executed and delivered in connection with the Existing Agreement and the Credit Extensions thereunder, each as amended, restated, amended and restated, supplemented, renewed or otherwise modified immediately prior to giving effect to this Amendment, including without limitation any note, guarantee, security document, mortgage, deed of trust or certificate; provided, that no derivative, swap agreement, hedge agreement or ISDA confirm (or other analogous or similar term) shall constitute an Existing Document for purposes of this Amendment or the provisions contained in this Amendment.
“Floor” means the benchmark rate floor, if any, provided in the Existing Agreement initially (as of the execution of the Existing Agreement, the modification, amendment or renewal of the Existing Agreement or otherwise) with respect to LIBOR and utilized for calculating any rate of interest, fees, commissions or other amounts with respect to LIBOR Credit Extensions.
“Interest Period” means “Interest Period”, “LIBOR Period” or any other analogous or similar term set forth in the Existing Agreement or any other applicable Existing Document describing the period during which a Credit Extension bears interest with reference to a specific setting, tenor, calculation or determination of a benchmark rate.
“Lender” means Citibank N.A. or any affiliate, as applicable, lender, financing party, bank or other person serving any other analogous or similar role under the Existing Agreement or any other applicable Existing Document.
“LIBOR Credit Extension” means a Credit Extension bearing interest or incurring fees, commissions or other amounts based on LIBOR.
“LIBOR” has the meaning specified in the recitals of this Amendment.
“LIBOR Referencing Credit Extension” means any Alternate Rate Credit Extension (to the extent it applies a rate (or a component of a rate) based on LIBOR in accordance with the Existing Documents) or LIBOR Credit Extension, as the context may require.
“LIBOR Related Definition” means any term defined in the Existing Agreement or any other Existing Document (or any partial definition thereof) as in effect immediately prior to giving effect to the provisions of this Amendment on the Transition Date, however phrased, primarily relating to the determination, administration or calculation of LIBOR, including by way of example applicable terms phrased as “Adjusted LIBO Rate”, “Adjusted LIBOR Rate”, “LIBO Base Rate”, “LIBO Rate”, “LIBOR Rate”, “LIBOR”, “Eurodollar Rate”, “Eurodollar Base Rate”, “Eurocurrency Rate”, “One-Month LIBOR”, “Daily LIBOR”, “Interpolated Rate”, “Screen Rate”, “Eurodollar Reserve Percentage”, “LIBOR Determination Date”, and “LIBOR Reset Date”.
“LIBOR Related Provision” means any term defined in or provision of the Existing Agreement or any other Existing Document as in effect immediately prior to giving effect to the provisions of this Amendment on the Transition Date (other than a LIBOR Related Definition)

that refers to or has effect with respect to LIBOR, a LIBOR Related Definition, a LIBOR Referencing Credit Extension or another LIBOR Related Provision (in each case, solely as and to the extent that such term or provision relates to LIBOR, a LIBOR Related Definition, a LIBOR Referencing Credit Extension or another LIBOR Related Provision), including by way of example (a) terms phrased as “Applicable Margin”, “Borrowing”, “Business Day”, “Default Rate”, “Interest Payment Date”, “Interest Period”, “LIBOR Period”, “LIBOR Loan”, “Eurodollar Loan”, “Eurocurrency Loan”, “LIBO Rate Loan”, “Interest Option”, “Reference Banks”, “Reference Rate”, “Index”, “Increment”, “Calculation Period”, “Calculation Time”, “Applicable Rate”, “LIBOR Margin”, “Pricing Grid”, “London Banking Day”, “business day”, “Banking Date”, and “Type”, and (b) provisions addressing (i) interest rate setting, borrowing, conversion, continuation, payment and prepayment mechanics relating to LIBOR Referencing Credit Extensions, (ii) the inability to determine or make credit extensions based on LIBOR, (iii) reimbursement for costs, expenses, breakage, break-funding, compensation for losses or indemnity relating to LIBOR Credit Extension, (iv) availability of LIBOR and (v) exculpation with respect to LIBOR.
“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means a rate equal to the Secured Overnight Financing Rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or any successor administrator of the Secured Overnight Financing Rate).
“SOFR Alternate Rate Credit Extension” means an Alternate Rate Credit Extension which, after the Transition Date, uses Adjusted Term SOFR as a component of the benchmark rate applicable to such Credit Extensions.
“SOFR Credit Extension” means any Credit Extension bearing interest or incurring fees, commissions or other amounts based upon Adjusted Term SOFR, but excluding, for the avoidance of doubt, any Alternate Rate Credit Extension.
“SOFR Interest Period” means, as to any SOFR Credit Extension, the time periods corresponding to the choices for such time periods for Interest Periods under the Existing Documents for LIBOR, but only to the extent such Interest Period is available and recommended by the Relevant Governmental Body with respect to Term SOFR. For the avoidance of doubt, and notwithstanding anything contained herein to the contrary, Term SOFR for one (1), three (3), and six (6) month Interest Periods shall be the corresponding tenors available and recommended under the Amended Documents as of the Effective Date and, if and to the extent additional tenors of Term SOFR become available and are recommended by the Relevant Governmental Body after the date hereof and such tenors correspond to the Interest Periods available under the Existing Documents, such Interest Periods shall be deemed to be added as SOFR Interest Periods hereunder. Any additional technical, administrative or operational conventions or limitations included in the definition of Interest Period and applicable to Interest Periods for LIBOR Credit Extensions shall be applicable to SOFR Credit Extensions and are hereby incorporated into this definition of SOFR Interest Period.
“SOFR Referencing Credit Extension” means any Alternate Rate Credit Extension (to the extent it applies a rate (or a component of a rate) based on SOFR, Term SOFR or Adjusted Term SOFR in accordance herewith) or SOFR Credit Extension, as the context may require.
“Spread Adjustment” means, for any SOFR Credit Extension’s SOFR Interest Period, the applicable rate per annum set out below:

Length of Interest Period or other period	Spread Adjustment
1 month	0.11448%
3 months	0.26161%
6 months	0.42826%

“Term SOFR” means, for any calculation with respect to a SOFR Credit Extension, the Term SOFR Reference Rate for a tenor comparable to the applicable SOFR Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such SOFR Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Lender in its reasonable discretion).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Transition Date” means July 1, 2023.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association

recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
Section 3.02     Rules of Construction. For the avoidance of doubt, (a) if and to the extent that the Existing Agreement or any other Existing Document does not, immediately prior to the effectiveness of this Amendment, include any provision or term that would be modified pursuant to any provision of Article I or Article II of this Exhibit, such provision of Article I or Article II of this Exhibit shall be disregarded to such extent and, for the avoidance of doubt, such Existing Agreement or other Existing Document shall not be deemed amended or otherwise modified pursuant to any such provision of Article I or Article II of this Exhibit and (b) the amendments contained in this Exhibit shall apply to LIBOR Referencing Credit Extensions and no other Credit Extensions available under the Existing Document. Any reference in this Amendment to the “Borrower” shall be deemed to refer to “the Borrowers”, “the applicable Borrower”, “each Borrower”, “such Borrower” or “any Borrower”, as applicable, if the “Borrower” identified above constitutes more than one person.
Section 3.03    Additional Conforming Changes. Notwithstanding anything contained herein to the contrary or in the Amended Documents, in connection with the use or administration of Term SOFR or Adjusted Term SOFR, the Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Existing Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to any Existing Document or Amended Documents. The Lender will notify the Borrower of the effectiveness of any Conforming Changes.

Schedule 3.17(a)
Pool Aircraft:

[OMITTED]

Schedule 3.17(b)
Description of Leases

[OMITTED]